UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2019

Westlake Chemical Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 960-9111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WLK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 29, 2019, Westlake Chemical Corporation (“Westlake”), through one of its subsidiaries, Eagle US 2 LLC (“Eagle”), entered into a securities purchase agreement with Lotte Chemical USA Corporation, a subsidiary of Lotte Chemical Corporation (“Lotte”), to purchase at least an additional 34.787% of the membership interests in LACC, LLC (“LACC”) from Lotte for approximately $816.5 million (the “Transaction”), pursuant to Eagle’s exercise of a call option. Prior to the Transaction, Eagle owned approximately 12% of the membership interests in LACC.

The closing of the Transaction is subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and customary closing conditions. Eagle may receive additional membership interests in LACC subject to potential adjustments based upon the finalization of an audit and further negotiations between the parties concerning the purchase price.

The statements in this Current Report on Form 8-K that are not historical facts, but forward-looking statements, including the closing of the Transaction or the potential receipt of any additional membership interests in LACC, could be adversely affected by a variety of known and unknown risks, uncertainties and other factors that are difficult to predict and many of which are beyond management’s control, including the outcome of negotiations with Lotte. Westlake’s expectations may or may not be realized or may be based upon assumptions or judgments that prove to be incorrect. For more detailed information about factors that could cause actual results to differ materially from the forward-looking statements contained herein, please refer to the Westlake’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Westlake’s Form 10-Qs for the quarters ended March 31, 2019 and June 30, 2019 and Westlake’s other filings with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Westlake Chemical Corporation

Date: October 30, 2019	By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer